SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             May 31, 2002
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Date of earliest event reported:            May 16, 2002
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                              Weiner's Stores, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Delaware                               0-23671                76-0355003
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(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                      Identification No.)


340 N. Sam Houston Pkwy. E., Suite 100, Houston, Texas          77060
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code   (281) 260-1761
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 3. Bankruptcy or Receivership
        --------------------------

        On May 16, 2002 (the "Confirmation Date"), the United States Bankruptcy Court for the District of Delaware (the "Court") entered an order (the "Confirmation Order") confirming the Joint Liquidating Plan of Reorganization of Weiner's Stores, Inc. (the "Company") and the Official Committee of Unsecured Creditors (the "Plan") in connection with the Company's case under Chapter 11 ("Chapter 11") of Title 11 of the United States Code (the "Bankruptcy Code") (Case no. 00-3955(PJW)) (the "Case"). A copy of the Confirmation Order is filed as Exhibit 99.3 to the Form 8-K. The Company originally filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the Court on October 16, 2000. The effective date of the Plan (the "Effective Date") is the first Business Day (as defined in the Plan) after the date on which the conditions to the effectiveness of the Plan have been satisfied, or waived. The Effective Date is expected to occur within 30 days after the Confirmation Date.

        The following is a summary of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. The Company has included the Plan and the related Disclosure Statement (the "Disclosure Statement") as Exhibit 2.1 and
Exhibit 99.2, respectively, to this Form 8-K. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan filed as
Exhibit 2.1 hereto and incorporated herein by reference. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

        The Plan constitutes a liquidating plan of reorganization for the Company. All of the Company's assets have been or will be liquidated, and net proceeds will be distributed to the Company's creditors. The Plan designates three Classes of Claims and one Class of Equity Interests. These Classes take into account the differing nature and priority under the Bankruptcy Code of the various Claims and Equity Interests.

        Holders of Allowed Claims in Classes 1 and 2 will be paid in full. Holders of Allowed Claims in Class 3 will receive a pro rata distribution of the remaining net liquidation proceeds after the Claims in Classes 1 and 2 have been paid in full. Holders of Equity Interests in Class 4 will receive no distribution, and all such Equity Interests in the Company will be canceled.

        The following table briefly summarizes the classification and treatment of Claims and Equity Interests under the Plan. The recoveries set forth below are merely estimated recoveries based upon various assumptions.


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


                     SUMMARY OF CLASSIFICATION AND TREATMENT
                 OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN1

                         Type of Claim or                                                           Estimated
  Class                   Equity Interest                            Treatment                      Recovery
----------         ------------------------------     -----------------------------------------     ---------------
   --              Administrative Claims              Unimpaired; paid in full, in Cash.                 100%

   --              Priority Tax Claims                Unimpaired; paid in full, in Cash.                 100%
                   (estimated at $100,000)

    1              Priority  Claims   (estimated      Unimpaired; paid in full, in Cash.                 100%
                   at $0.00)

    2              Secured Claims  (estimated at      Unimpaired;   at  the  Company's  option           100%
                   $0.00)  (excluding   Priority      each Allowed  Secured Claim shall (i) be
                   Tax Claims)                        reinstated,   (ii)  receive  payment  in
                                                      full in  Cash;  or  (iii)  receive  such
                                                      holder's      Collateral     in     full
                                                      satisfaction   of  such  Other   Secured
                                                      Claim.

    3              General Unsecured Claims           Impaired;  distribution  of a  Pro  Rata      31%-48%2
                   (estimated at $21-$26 million)     Share (of $8-10 million).

    4              Equity Interests                   Impaired; no distribution.                          0%

        The initial payments of cash under the Plan will be made to holders of Allowed Administrative Claims, Allowed Priority Tax Claims and Allowed Claims in Classes 1 and 2 on, or as soon thereafter as is practicable, the later of (i) the Effective Date and (ii) the date such Claim becomes an Allowed Claim. Distributions to holders of Allowed Claims in Class 3 will be made as directed by the Company and the Creditors Committee, and such distributions may be made in partial payments. The Company expects the first distributions to holders of Allowed Claims in Class 3 to be made during the summer of 2002.

        The following summary further describes the classification and treatment of Claims and Equity Interests under the Plan:

--------
1 This table is only a summary of the classification and treatment of Claims and Equity Interests under the Plan. Reference should be made to the entire Disclosure Statement and the Plan for a complete description of the classification and treatment of Claims and Equity Interests.

2 Estimates only based on information available as of the date of the Disclosure Statement (March 28, 2002). These estimates are subject to change as claims against the Company's estate are liquidated and the Company's remaining assets are sold.

        1.        Administrative Expense Claims

        Administrative Expense Claims are claims constituting of a cost or expense of administration of the Chapter 11 Case allowed under section 503(b) of the Bankruptcy Code. Such claims include any actual and necessary costs and expenses of preserving the estate of the Company, any actual and necessary costs and expenses of operating the business of the Company, any indebtedness or obligations incurred or assumed by the Company in connection with the conduct of its business or the acquisition or lease of property or the rendition of services, any allowance of compensation and reimbursement of expenses to the extent allowed by a Final Order under section 330 of the Bankruptcy Code, and fees or charges assessed against the Company's estate under section 1930 of title 28 of the United States Code.

        Except to the extent the holder of an Allowed Administrative Claim agrees otherwise, the Plan provides that each holder of an Allowed Administrative Claim shall be paid in respect of such Allowed Administrative Claim the full amount thereof, without interest, in Cash, as soon as practicable after the later of (i) the Effective Date, and (ii) the date on which such Claim becomes an Allowed Claim. Professionals having Fee Claims will be paid only upon Court order pursuant to Section 330 of the Bankruptcy Code. Allowed Administrative Claims against the Company for fees payable pursuant to 28 U.S.C. ss. 1930, as determined by the Bankruptcy Court at the Confirmation Hearing without the need for the United States Trustee to file a written request for the payment of such fees, will be paid in Cash on or before the Effective Date equal to the amount of such Administrative Claims.

        2.        Priority Tax Claims

        Priority Tax Claims are those Claims for taxes entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code. Each holder of an Allowed Priority Tax Claim will receive respect of such Allowed Claim either (a) the full amount thereof, without post-petition interest or penalty, in Cash, as soon as practicable after the later of (i) the Effective Date, and (ii) the date on which such Claim becomes an Allowed Claim, or (b) such lesser amount as the holder of an Allowed Priority Tax Claim and the Company or the Surviving Officer might otherwise agree. The holder of an Allowed Priority Tax Claim will not be entitled to receive any payment on account of any penalty arising with respect to or in connection with the Allowed Priority Tax Claim. Any such Claim or demand for any such penalty will be deemed disallowed by Confirmation of the Plan and the holder of an Allowed Priority Tax Claim will be enjoined from assessing or attempting to collect such penalty from the Surviving Officer or the Estate.

        3.        Class 1- Priority Claims

        Class 1 consists of all Priority Claims, which are Claims entitled to priority in accordance with section 507(a) of the Bankruptcy Code (other than Administrative Claims and Priority Tax Claims). The Company believes that there are no Priority Claims remaining in its Chapter 11 Case that have not already been satisfied pursuant to previously entered order of the Court. Pursuant to the Plan, holders of Priority Claims, if any, will be paid in full, in Cash on


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

the later of the Effective Date and the date such Claim becomes an Allowed Claim, or as soon thereafter as is practicable.

         4.       Class 2 - Secured Claims

        Class 2 consists of all Secured Claims including secured claims of taxing authorities to the extent such claims are not Allowed Priority Tax Claims. To the extent there are any such Claims in this class, each such Claim shall be deemed to be a separate subclass.

        To the extent there are any Allowed Secured Claims, at the option of the Company or the Surviving Officer, either (a) the legal, equitable and contractual rights to which such Claim entitles the holder thereof shall be left unaltered, (b) the Allowed Secured Claim shall be left unimpaired in the manner described in Section 1124(2) of the Bankruptcy Code, (c) the holder of such Allowed Secured Claim shall receive or retain the Collateral securing such Claim, or (d) the holder of such Allowed Secured Claim shall receive Cash on the Effective Date in an amount equal to the value of the Collateral securing the Allowed Secured Claim. To the extent the value of the Collateral is less than the amount of such Allowed Secured Claim, the deficiency shall be treated as a General Unsecured Claim.

        5.        Class 3 - General Unsecured Claims

        Class 3 consists of all General Unsecured Claims, which are defined in the Plan as being all Claims other than Administrative Claims, Priority Tax Claims, Priority Claims or Secured Claims. Each holder of an Allowed General Unsecured Claim will receive in respect of such Claim its Pro Rata distribution of the General Distribution Account.

        6.        Class 4 - Equity Interests

        Class 4 consists of the Equity Interests relating to the outstanding shares of common stock, par value $.01 per share ("Common Stock"), of the Company, and any option, warrant or other agreement requiring the issuance of any such Common Stock. Equity Interest is defined in the Plan to mean the rights of the holders of any equity security of the Company and the rights of any entity to purchase or demand the issuance of any equity security of the Company, including: (a) redemption, conversion, exchange, voting, participation and dividend rights; (b) liquidation preferences; and (c) stock options and warrants.

        All Class 4 Equity Interests shall be deemed canceled as of the Effective Date and the holders of such Equity Interests shall receive no distribution of any kind under the Plan.

        The Plan provides that the Company shall continue in existence following the Confirmation Date for the limited purpose of (i) winding up its affairs as to any remaining assets of the Estate, as expeditiously as reasonably possible,
(ii) liquidating, by conversion to Cash or other methods, any remaining assets of the Estate, as expeditiously as reasonably possible, (iii) enforcing and prosecuting claims, interests, rights and privileges of the Company, (iv)


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

resolving Disputed Claims, (v) administering the Plan, and (vi) filing appropriate tax returns.

        The Plan will be administered by the Surviving Officer and all actions taken thereunder in the name of the Post-Confirmation Debtor shall be taken through the Surviving Officer. From and after the Confirmation Date, the Surviving Officer shall be appointed the sole officer and director of the Company and shall serve in such capacity through the earlier of the date that the (i) Company is dissolved in accordance with the Plan and (ii) Surviving Officer resigns, is terminated or unable to serve; provided, however, that, in the event that Surviving Officer resigns, is terminated or unable to serve as a director, then the Bankruptcy Court, after recommendation by the Creditors' Committee, shall select the Surviving Officer's successor who shall be appointed the sole director for the Company and shall serve in such capacity until the Company is dissolved in accordance with the Plan. After the Effective Date, any officer or director for the Company other than the Surviving Officer is deemed to be terminated by the Bankruptcy Court.

        Upon the distribution of all assets of the Estate pursuant to the Plan and the filing by or on behalf of the Company of a certification to that effect with the Bankruptcy Court, the Company shall be deemed dissolved for all purposes without the necessity for any further actions to be taken by or on behalf of the Company or payments to be made in connection therewith. From and after the Effective Date, the Company shall not be required to file any documents, or take any other action, to withdraw its business operation from any states in which the Company was previously conducting its business operations.

        The Plan provides that distributions of the net proceeds from the liquidation of the Company's assets shall be made by a disbursing agent provided for in the Plan (the "Disbursing Agent"). Such distributions are to be made in Cash to holders of Allowed Claims on the Effective Date, or as soon thereafter as practicable. At the direction of the Surviving Officer and the Creditors' Committee, the Disbursing Agent may make partial or interim distributions to holders of Allowed General Unsecured Claims taking into the account the cost of such partial or interim distributions. The timing of the distributions will depend, among other things, on the resolution of Disputed Claims and the liquidation of the Company's remaining assets.

        The Plan provides that the Company shall release its current and former officers and directors, the Creditors' Committee and its members, Professionals, holders of Equity Interests and certain other parties from a wide variety of claims and causes of action. The Plan also provides that neither the Company, the Surviving Officer, the Creditors' Committee, their respective Professionals, their respective current and former officers and directors, nor their respective agents, advisors, attorneys and representatives shall have or incur any liability to any holder of any Claim or Equity Interest for any act or omission in connection with, related to, or arising out of the Chapter 11 Case, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and, in all respects, the Company, the Surviving Officer, the Creditors' Committee and each of their


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

respective members, officers, directors, employees, advisors, professionals and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. The Plan further provides that holders of Claims against or Equity Interests in the Company shall be enjoined from commencing, continuing in pursuing against any Person any action that belongs to the Company.

        The Plan provides, among other things, that holders of Common Stock of the Company will not, as such, receive or retain any interest, property or other consideration or distribution of any nature under the Plan. The Plan also provides that, on the Effective Date of the Plan, all outstanding shares of Common Stock, and any option, warrant or other agreement or right requiring the issuance of any Common Stock, will be extinguished and the certificates and any other documents representing such shares of Common Stock or other securities or rights shall be deemed to have been canceled and to be of no force or effect. Accordingly, the Company intends to take the steps necessary to cease being subject to the periodic reporting requirements of the federal securities laws. Consequently, it is expected that other than the filing of Form 15 under the Securities Act of 1934, as amended, no further reports or filings under the federal securities laws will be issued or made by the Company.

        As of the Confirmation Date, the Company's authorized capital stock consisted of 30,000,000 shares of Common Stock, of which 19,000,000 shares of Common Stock were issued and 18,509,710 shares of Common Stock were outstanding.

        Information concerning the assets and liabilities of the Company can be found in the following unaudited financial statements contained in the report filed by the Company with the United States Trustee with respect to February 2002 in connection with the Company's case under Chapter 11, all of which are filed as Exhibit 99.1 to this Form 8-K:

         o Statement of Operations for the fiscal month and years to date ended February 2002 and February 2001;

         o        Balance Sheets for February 2002 and February 2002; and

         o Statements of Cash Flows for the months ended February 2002 and February 2001.


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

           2.1 Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated February 11, 2002 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 25, 2002)

          99.1 Certain financial statements contained in the Company's report with respect to February 2002 to the United States Trustee (incorporated by reference to
                           Exhibit 99.1 to the Company's Current Report on Form 8-K filed April 25, 2002)

         99.2 Disclosure Statement relating to the Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated March 28, 2002 (incorporated by reference to Exhibit
                           99.2 to the Company's Current Report on Form 8-K filed April 25, 2002)

          99.3             Confirmation Order






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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WEINER'S STORES, INC.


                                By: /s/ Michael S. Marcus
                                   ------------------------------------------
                                   Michael S. Marcus
                                   Surviving Officer

Dated:  May 31, 2002

                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

          2.1 Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated February 11, 2002 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 25, 2002)

          99.1 Certain financial statements contained in the Company's report with respect to February 2002 to the United States Trustee (incorporated by reference to
                           Exhibit 99.1 to the Company's Current Report on Form 8-K filed April 25, 2002)

         99.2 Disclosure Statement relating to the Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated March 28, 2002 (incorporated by reference to Exhibit
                           99.2 to the Company's Current Report on Form 8-K filed April 25, 2002)

         99.3              Confirmation Order







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